JON F. CHAIT FORM

HUDSON HIGHLAND GROUP, INC.
STOCK OPTION AGREEMENT

        STOCK OPTION AGREEMENT (“Agreement”) made as of the [DAY]th day of [MONTH], [YEAR], by and between HUDSON HIGHLAND GROUP, INC., a Delaware corporation (the “Company”) and JON F. CHAIT (the “Optionee”).

W I T N E S S E T H:

        WHEREAS, pursuant to the Hudson Highland Group, Inc. Long Term Incentive Plan (the “Plan”), the Company desires to grant to the Optionee and the Optionee desires to accept an option to purchase shares of common stock, $.001 par value, of the Company (the “Common Stock”) upon the terms and conditions set forth in this Agreement.

        NOW, THEREFORE, the parties hereto agree as follows:

        1.    Grant. Subject to the terms and conditions set forth herein, the Company hereby grants to the Optionee an option to purchase up to [OPTIONS] shares of Common Stock at a purchase price per share of $[PRICE]. This option is intended to be treated as an option that does not qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

        2.    Vesting. Except as specifically provided otherwise herein, the option will vest and become exercisable, if at all, in accordance with the following schedule based upon the number of full years of the Optionee’s continuous employment with the Company or an affiliate (as defined below) of the Company following the date of this Agreement. As used in this Agreement, the term “affiliate” means an affiliate of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended.

Full Years of Continuous Employment		Incremental Percentage of Option Exercisable	Cumulative Percentage of Option Exercisable
Less than	1	___%	___%
	1	___%	___%
	2	___%	___%
	3	___%	___%
	[4]	___%	___%

If any fractional shares would result from the strict application of the incremental percentages set forth above, then the actual number of shares vesting on any specific date will cover only the full number of shares determined by rounding the number of shares to be issued from the strict application of the incremental percentages set forth above to the nearest whole number. Unless sooner terminated, the option will expire on the tenth anniversary of the date hereof.

        3.    Exercise. Any portion of the option which has vested and is exercisable may be exercised in whole or in part by delivering to the Executive Vice President, Human Resources of the Company at its corporate headquarters in New York, New York (a) a written notice specifying (1) the number of shares to be purchased, (2) the date of this Agreement and the specific number of shares referred to in Section 1 of this Agreement, (3) the Optionee’s home address and, if the Optionee has one, the Optionee’s social security or U.S. taxpayer identification number and (4) delivery instructions with respect to the shares of Common Stock issuable upon exercise, and (b) cash payment in full of the exercise price, together with the amount, if any, deemed necessary by the Company to enable it to satisfy any federal, foreign or other tax withholding obligations with respect to the exercise (unless other arrangements acceptable to the Company in its sole discretion have been made). The Company may from time to time change (or provide alternatives to) the method of exercise of the option granted hereunder by notice to the Optionee, it being understood that from and after such notice the Optionee will be bound by the method (or alternatives) specified in any such notice. The Company (in its sole and absolute discretion) may permit all or part of the exercise price to be paid with shares of Common Stock which have been owned by the Optionee for at least six months, or in installments (together with interest) evidenced by the Optionee’s secured promissory note.

        4.    Issuance of Shares. No shares of Common Stock shall be sold or delivered hereunder until full payment for such shares has been made. The Optionee shall have no rights as a stockholder with respect to any shares covered by the option until a stock certificate for such shares is issued to the Optionee. Except as otherwise provided herein, no adjustment shall be made for dividends or distributions of other rights for which the record date is prior to the date such stock certificate is issued.

        5.    No Assignment of Option. This option is not assignable or transferable except upon the Optionee’s death to a beneficiary designated by the Optionee in a written beneficiary designation filed with the Company or, if no duly designated beneficiary shall survive the Optionee, pursuant to the Optionee’s will and/or by the laws of descent and distribution, and is exercisable during the Optionee’s lifetime only by the Optionee or the Optionee’s guardian or legal representative. Notwithstanding the foregoing, this option may be transferred, in whole or in part, to (a) the spouse, children or grandchildren (the “Immediate Family Members”) of the Optionee, (b) a trust established for the principal benefit of the Optionee’s Immediate Family Members, (c) a partnership in which the Optionee’s Immediate Family Members are the only partners, or (d) the former spouse of the Optionee as required by a domestic relations order incident to a divorce. The Optionee may not receive consideration for such transfer. The Optionee must notify the Company of any transfers and any subsequent transfers must be approved by the Company. Following transfer, this option shall continue to be subject to the same terms and conditions as were applicable immediately before the transfer, except that the transferee shall have the right to exercise the option upon the terms and conditions described herein.

        6.    Termination of Employment for Cause. If the Optionee’s employment or service is terminated by the Company or its affiliates for cause (as defined below), or at a time when grounds for a termination for cause exist, then any option held by the Optionee, whether or not otherwise exercisable on the termination date, shall immediately terminate and cease to be exercisable. For purposes hereof, the term “cause” means (a) in the case where there is no employment, consulting or similar service agreement between the participant and the Company or its affiliates or where such an agreement exists but does not define “cause” (or words of like import), a termination classified by the Company or its affiliates, in their sole discretion, as a termination due to the participant’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services or materially unsatisfactory performance of duties, or (b) in the case where there is an employment, consulting or similar service agreement between the participant and the Company or its affiliates that defines “cause” (or words of like import), a termination that is or would be deemed for “cause” (or words of like import) as classified by the Company or its affiliates, in their sole discretion, under such agreement.

        7.    Other Termination of Employment. If the Optionee ceases to be employed by the Company or any of its affiliates for any reason other than death or for cause (as defined in Section 6), then, unless sooner terminated, that portion of the option which is exercisable on the date of the Optionee’s termination of employment will remain exercisable for a period of six months after such date (one year in the case of an Optionee whose employment terminates by reason of disability (as defined below)) but in no event after the expiration of the option in accordance with Section 2, and the remaining portion of the option will automatically expire on such date. If the Optionee’s employment terminates by reason of the Optionee’s death, then, unless sooner terminated, the option will become fully vested (to the extent it was not vested on the date of death) and will remain exercisable by the Optionee’s beneficiary for a period of one year after the date of the Optionee’s death but in no event after the expiration of the option in accordance with Section 2. Any vested option which is not exercised within the applicable six month or one-year period following termination of employment will automatically expire. For purposes hereof, the term “disability” means the inability of the Optionee to perform the customary duties of the Optionee’s employment with the Company or an affiliate of the Company by reason of a physical or mental incapacity which is expected to result in death or be of indefinite duration as determined by the Committee (as defined in the Plan).

        8.    Securities Law Restrictions. Notwithstanding anything herein to the contrary, the option shall in no event be exercisable and shares shall not be issued hereunder if, in the opinion of counsel to the Company, such exercise and/or issuance may result in a violation of federal or state securities laws or the securities laws of any other relevant jurisdiction.

        9.    Capital and Corporate Changes.

            (a)    Adjustments Upon Changes in Capitalization. The number and class of shares covered by this option and, if applicable, the exercise price per share shall be adjusted proportionately or as otherwise appropriate to reflect any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend, and/or to reflect a change in the character or class of shares covered by the Plan arising from a readjustment or recapitalization of the Company’s capital stock.

            (b)    Change in Control. Effective upon a Change in Control (as defined below), the option will fully vest and will immediately become exercisable. If, in connection with a Change in Control, the stockholders of the Company will receive capital stock of another corporation (“Exchange Stock”) in exchange for their shares of Common Stock (whether or not such Exchange Stock is the sole consideration), and if the Board of Directors of the Company so directs, then this option will be converted into an option to purchase shares of Exchange Stock; provided that such conversion shall not effect the exercisability of the option pursuant to the foregoing sentence. The number of shares and exercise price under the converted option will be determined by adjusting the number of shares and exercise price under this option on the same basis as the determination of the number of shares of Exchange Stock the holders of Common Stock will receive in connection with the Change in Control.

            (c)    Definition of Change in Control. For purposes hereof, a “Change in Control” shall be deemed to occur on the first to occur of any one of the following events: (a) the consummation of a consolidation, merger, share exchange or reorganization involving the Company, unless such consolidation, merger, share exchange or reorganization is a “Non-Control Transaction” (as defined below); (b) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all, or substantially all, of the assets of the Company (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all, or substantially all, of the Company’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale; (c) any person (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (other than (1) the Company, (2) any subsidiary of the Company, (3) a trustee or other fiduciary holding securities under any employee benefit plan (or any trust forming a part thereof) maintained by the Company or any subsidiary or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company) is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company after the date hereof pursuant to express authorization by the Board that refers to this exception) representing more than 20% of the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities; or (d) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, as of the date hereof, constitute the entire Board of Directors of the Company (the “Board”) and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended. Notwithstanding the foregoing, no “Change in Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity that owns all or substantially all of the assets or voting securities of the Company immediately following such transaction or series of transactions. A “Non-Control Transaction” shall mean a consolidation, merger, share exchange or reorganization of the Company where (a) the stockholders of the Company immediately before such consolidation, merger, share exchange or reorganization beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock and the combined voting power of the outstanding voting securities of the corporation resulting from such consolidation, merger, share exchange or reorganization (the “Surviving Corporation”); (b) the individuals who were members of the Board immediately prior to the execution of the agreement providing for such consolidation, merger, share exchange or reorganization constitute at least 50% of the members of the board of directors of the Surviving Corporation; and (c) no person (other than (1) the Company, (2) any subsidiary of the Company or (3) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any subsidiary) is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company after the date hereof pursuant to express authorization by the Board that refers to this exception) representing more than 20% of the then outstanding shares of the common stock of the Surviving Corporation or the combined voting power of the Surviving Corporation’s then outstanding voting securities.

            (d)    Fractional Shares. In the event of any adjustment in the number of shares covered by this option pursuant to the provisions hereof, any fractional shares resulting from such adjustment will be disregarded, and the option, as adjusted, will cover only the number of full shares resulting from the adjustment.

            (e)    Determination of the Board to be Final. All adjustments under this Section shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

        10.    No Employment Rights. Nothing in this Agreement shall give the Optionee any right to continue in the employment of the Company or any affiliate of the Company, or interfere in any way with the right of the Company or any affiliate of the Company to terminate the employment of the Optionee.

        11.    Plan Provisions. The provisions of the Plan shall govern if and to the extent that there are inconsistencies between those provisions and the provisions hereof. The Optionee acknowledges receipt of a copy of the Plan prior to the execution of this Agreement.

        12.    Administration. The Committee will have full power and authority to interpret and apply the provisions of this Agreement and act on behalf of the Company and the Board in connection with this Agreement, and the decision of the Committee as to any matter arising under this Agreement shall be binding and conclusive as to all persons.

        13.    Employee Handbook and Arbitration Agreements. As a material inducement to the Company to grant this option and to enter into this Agreement, the Optionee hereby expressly agrees to (a) comply with and abide by the terms and conditions of, and rules relating to, such Optionee’s employment with the Company or an affiliate set forth in the applicable employee handbook and (b) be bound by the terms and provisions of any arbitration or similar agreement to which the Optionee is or becomes a party with the Company or an affiliate.

        14.    Confidentiality, Non-Solicitation and Work Product Assignment. As a material inducement to the Company to grant this option and enter into this Agreement, the Optionee hereby expressly agrees to be bound by the following covenants, terms and conditions:

            (a)    Definition. “Confidential Information” consists of all information or data relating to the business of the Company, including but not limited to, business and financial information; new product development and technological data; personnel information and the identities of employees; the identities of clients and suppliers and prospective clients and suppliers; client lists and potential client lists; development, expansion and business strategies, plans and techniques; computer programs, devices, methods, techniques, processes and inventions; research and development activities; trade secrets as defined by applicable law and other materials (whether in written, graphic, audio, visual, electronic or other media, including computer software) developed by or on behalf of the Company which is not generally known to the public, which the Company has and will take precautions to maintain as confidential, and which derives at least a portion of its value to the Company from its confidentiality. Additionally, Confidential Information includes information of any third party doing business with the Company (actively or prospectively) that the Company or such third party identifies as being confidential. Confidential Information does not include any information that is in the public domain or otherwise publicly available (other than as a result of a wrongful act by the Optionee or an agent or other employee of the Company). For purposes of this Section 14, the term “the Company” also refers to each of its officers, directors, employees and agents, all subsidiary and affiliated entities, all benefit plans and benefit plans’ sponsors and administrators, fiduciaries, affiliates, and all successors and assigns of any of them.

            (b)    Agreement to Maintain the Confidentiality of Confidential Information. The Optionee acknowledges that, as a result of his/her employment by the Company, he/she will have access to such Confidential Information and to additional Confidential Information which may be developed in the future. The Optionee acknowledges that all Confidential Information is the exclusive property of the Company, or in the case of Confidential Information of a third party, of such third party. The Optionee agrees to hold all Confidential Information in trust for the benefit of the owner of such Confidential Information. The Optionee further agrees that he/she will use Confidential Information for the sole purpose of performing his/her work for the Company, and that during his/her employment with the Company, and at all times after the termination of that employment for any reason, the Optionee will not use for his/her benefit, or the benefit of others, or divulge or convey to any third party any Confidential Information obtained by the Optionee during his/her employment by the Company, unless it is pursuant to the Company’s prior written permission.

            (c)    Return of Property. The Optionee acknowledges that he/she has not acquired and will not acquire any right, title or interest in any Confidential Information or any portion thereof. The Optionee agrees that upon termination of his/her employment for any reason, he/she will deliver to the Company immediately, but in no event later that the last day of his/her employment, all documents, data, computer programs and all other materials, and all copies thereof, that were obtained or made by the Optionee during his/her employment with the Company, which contain or relate to Confidential Information and will destroy all electronically stored versions of the foregoing.

            (d)    Disclosure and Assignment of Inventions and Creative Works. The Optionee agrees to promptly disclose in writing to the Company all inventions, ideas, discoveries, developments, improvements and innovations (collectively “Inventions”), whether or not patentable and all copyrightable works, including but limited to computer software designs and programs (“Creative Works”) conceived, made or developed by the Optionee, whether solely or together with others, during the period the Optionee is employed by the Company. The Optionee agrees that all Inventions and all Creative Works, whether or not conceived or made during working hours, that: (1) relate directly to the business of the Company or its actual or demonstrably anticipated research or development, or (2) result from the Optionee’s work for the Company, or (3) involve the use of any equipment, supplies, facilities, Confidential Information, or time of the Company, are the exclusive property of the Company. The Optionee hereby assigns and agrees to assign all right, title and interest in and to all such Inventions and Creative Works to the Company. The Optionee understands that he/she is not required to assign to the Company any Invention or Creative Work for which no equipment, supplies, facilities, Confidential Information or time of the Company was used, unless such Invention or Creative Work relates directly to the Company’s business or actual or demonstrably anticipated research and development, or results from any work performed by the Optionee for the Company.

            (e)    Non-Solicitation of Clients. During the period of the Optionee’s employment with the Company and for a period of one year from the date of termination of such employment for any reason, the Optionee agrees that he/she will not, directly or indirectly, for the Optionee’s benefit or on behalf of any person, corporation, partnership or entity whatsoever, call on, solicit, perform services for, interfere with or endeavor to entice away from the Company any client to whom the Company provides services at any time during the 12 month period proceeding the date of termination of the Optionee’s employment with the Company, or any prospective client to whom the Company had made a presentation at any time during the 12 month period preceding the date of termination of the Optionee’s employment with the Company.

            (f)    Non-Solicitation of Employees. For a period of one year after the date of termination of the Optionee’s employment with the Company for any reason, the Optionee agrees that he/she will not, directly or indirectly, hire, attempt to hire, solicit for employment or encourage the departure of any employee of the Company, to leave employment with the Company, or any individual who was employed by the Company as of the last day of the Optionee’s employment with the Company.

            (g)    Enforcement. If, at the time of enforcement of this Section 14, a court holds that any of the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area deemed reasonable under such circumstances will be substituted for the stated period, scope or area as contained in this Section 14. Because money damages would be an inadequate remedy for any breach of the Optionee’s obligations under this Agreement, in the event the Optionee breaches or threatens to breach this Section 14, the Company, or any successors or assigns, may, in addition to other rights and remedies existing in its favor, apply to any court of competent jurisdiction for specific performance, or injunctive or other equitable relief in order to enforce or prevent any violations of this Section 14.

            (h)    Miscellaneous. The Optionee acknowledges and agrees that the provisions of this Section 14 are in addition to, and not in lieu of, any confidentiality, non-solicitation, work product assignment and/or similar obligations that the Optionee may have with respect to the Company and/or its affiliates, whether by agreement, fiduciary obligation or otherwise and that the grant and exercisability of the option contemplated by this Agreement are expressly made contingent on the Optionee’s compliance with the provisions of this Section 14. Without in any way limiting the provisions of this Section 14, the Optionee further acknowledges and agrees that the provisions of this Section 14 shall remain applicable in accordance with their terms after the Optionee’s termination of employment with the Company, regardless of whether (1) the Optionee’s termination or cessation of employment is voluntary or involuntary, (2) the Optionee has exercised the option in whole or in part or (3) the option has not or will not vest.

            15.    Binding Effect; Headings. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. The subject headings of Sections of this Agreement are included for the purpose of convenience only and shall not affect the construction or interpretation of any of its provisions. All references in this Agreement to “$” or “dollars” are to United States dollars.

            16.    Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and controls and supersedes any prior understandings, agreements or representations by or between the parties, written or oral with respect to its subject matter and may not be modified except by written instrument executed by the parties. The Optionee has not relied on any representation not set forth in this Agreement.

        IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

HUDSON HIGHLAND GROUP, INC.
By:______________________________________
Name:
Title:
______________________________________
Optionee - Signature
______________________________________
Optionee - Print Name

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